THE ALGER FUNDS

Alger Growth & Income Fund

Supplement Dated February 13, 2012 to the Prospectus Dated March 1, 2011, As Revised April 1, 2011

As supplemented to date

The following is added to page 44 under the heading “Principal Investment Strategy,” as the second sentence of the second paragraph.

In considering such companies, Fred Alger Management, Inc., classifies them into three categories: Dividend Leaders - companies that generate high dividend payouts; Dividend Growers - companies that have a history of consistent dividend growth; and Kings of Cash Flow - companies that have strong potential for generating capital appreciation and the ability to return significant amounts of cash to investors as a result of their free cash flow.

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